March 9, 2017 – Fourth Quarter & Full Year Earnings Presentation MYERS INDUSTRIES, INC. Exhibit 99.2

Safe Harbor Statement Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside the Company’s control that could cause actual results to materially differ from those expressed or implied. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. Such risks include: Raw material availability, increases in raw material costs, or other production costs Risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives Unanticipated downturn in business relationships with customers or their purchases Competitive pressures on sales and pricing Changes in the markets for the Company’s business segments Changes in trends and demands in the markets in which the Company competes Unexpected failures at our manufacturing facilities Future economic and financial conditions in the United States and around the world Inability of the Company to meet future capital requirements Claims, litigation and regulatory actions against the Company Changes in laws and regulations affecting the Company Other risks as detailed in the Company’s 10-K and other reports filed with the Securities Exchange Commission Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site. Statements in this presentation speak only as of the date made.

Agenda 2016 Year-In-Review Detailed Financial Review 2017 Outlook & Key Assumptions Strategic Update Long-Term Financial Targets

2016 Year-In-Review strategic progress despite short-term headwinds Challenges Achievements Weak capital spending environment in key markets caused volume & margin pressure Significant decline in Agriculture sales in Material Handling Lower sales of equipment and retread products in Distribution Operational inefficiencies due to lower sales volumes Sales decline in Distribution Segment due to territory gaps from turnover resulting from sales force process changes Strong management team in place Focus on building the foundation; invested in building strong internal control processes Winning in niche markets in line with company strategy 100% growth in vending machines; 5% growth in auto dealer supply sales $2MM revenue win at large consumer retailer in marine aftermarket Strategic cost controls; protecting investments and holding margins Generated $21MM of free cash flow*; distributed $16MM in dividends to shareholders Recently revised loan agreement (March 2017) enables greater financial flexibility *Free cash flow calculated as cash flow from continuing operations less capital expenditures

2016 Financial Summary – GAAP Reflects results from continuing operations; In $millions except per-share figures % Sales 24.8% 24.5% % Sales 29.5% 29.6% % Sales 2.9% 5.1% Operating income declined $14.7MM Lower gross profit $14MM Favorable SG&A $9MM Impairment charge $10MM, mostly Brazil SG&A decreased $8.8MM Cost reductions at both the segment and corporate level One-time costs $1MM lower YOY Net sales declined 7.2%; 6.7% at constant currency Material Handling down $26MM (6.4%) Distribution down $17MM (9.0%) Gross profit declined $13.7MM; flat as % of sales Lower volume/mix Operational inefficiencies One-time costs $1.6MM lower due to prior year restructuring

2016 Financial Summary – Adjusted (Non-GAAP) Adjusted Gross Profit declined $15.2MM, 40 bps Lower sales volume and an unfavorable product mix due to the decrease in Agriculture sales Operational inefficiencies due mostly to lower sales volume Net Sales decline of 7.2%; 6.7% at constant currency Material Handling down $26MM driven by lower Agriculture sales Distribution down $17MM due to lower sales of equipment and retread products Adj. Operating Income declined $7.3MM Lower Gross Profit $15MM Favorable SG&A $8MM Adj. SG&A declined $7.9M Cost reductions at both the segment and corporate level See appendix for reconciliations from GAAP to adjusted results % Sales 24.3% 23.8% % Sales 29.5% 29.9% % Sales 5.2% 6.1% Reflects results from continuing operations; In $millions except per-share figures

2016 Segment Results Material Handling Distribution Net sales down 6.4%; 5.6% at constant currency Weak capital spending environment in Food & Beverage market ~2% of sales decline attributable to strategic rationalization of low-margin products Strong growth in Vehicle market due to increased passenger automotive and RV demand Adj. Operating profit declined $11.8MM Lower volume and an unfavorable mix due to decreased Agriculture sales Operational inefficiencies due to lower sales volumes offset by SG&A reductions Adjusted $38.2 $50.0 Net sales down 9.0% Decline due to decreased sales of equipment and retread products; partially offset by increased Industrial sales New sales model implementation completed Adj. Operating Income declined $3.8MM Lower sales volume partially offset by a favorable mix of supplies vs. equipment Operational inefficiencies offset by SG&A cost reductions $12.8 $16.6 GAAP Adjusted GAAP See appendix for reconciliations from GAAP to adjusted results Reflects results from continuing operations; In $millions except per-share figures

Balance Sheet & Cash Flow ANNUAL CASH FLOW WORKING CAPITAL AS A % OF SALES maintained free cash flow through disciplined approach to capex See appendix for reconciliations from GAAP to adjusted results BALANCE SHEET 2015 2016 Cash 7.3 $ 7.9 $ Debt 191.9 189.5 Net Debt 184.5 $ 181.6 $ Adjusted EBITDA 71.5 $ 63.6 $ Net Debt-to-Adj. EBITDA 2.6x 2.9x In $millions In $millions % of Annual Sales

2017 Outlook Consumer Vehicle Industrial Auto Aftermarket Food & Beverage 2015 2016 Market % of Net Sales 2017 Operating Framework Low single digits High single digits Low single digits Flat Low single digits Continued decline in demand from Agriculture markets Anticipating growth in market share due to new customer wins Strong demand growth expected to continue Experiencing slow but stable growth in Industrial markets Expecting growth due to an improved sales process and strengthening demand forecasting flat sales in 2017 on a constant currency basis

Net SalesFlat (ex-currency) Capital expenditures:$10 - $12 million Net interest expense: $8 - $9 million D&A: $32 - $34 million Effective tax rate (normalized):36% 2017 Key Assumptions

Strategic Vision Safety and Efficiency in Everything We Do Act Like Owners Niche Market Focus #1 or #2 in each served market Strong brands Customer intimacy Flexible Operations Simplify 80/20 and lean Process focus; value-add only Strong Cash Flow Growth

Business Model Build sustainable competitive advantages Niche Market Focus Step 1: Market Segmentation Step 2: Sell more of existing products Step 3: Innovate to expand share Flexible Operations Step 1: Simplify and focus Step 2: Restructure Step 3: Lean implementation Strong Cash Flow Growth Incentivize cash flow improvement Asset light operations Acquisition strategy focused on higher cash flow targets Improve existing cash flow Deliver above market returns

2017 – 2018 Initiatives Niche Market Focus Flexible Operations Strong Cash Flow Growth Sales force effectiveness MTS sales process and pricing process Innovation Scepter new product launch Reduce Material Handling ops footprint Continue 80/20 & lean implementation Focus on debt repayment Early stages of acquisition funnel High cash flow/asset light businesses

How We Win: Niche Market Growth Strategy Define the market segment Orient the organization Penetrate the market segment with existing products Invested in market research in all 5 key end markets in 2016 Established 7 dedicated cross functional teams in 2016 Investing in systems and pricing tools in 2017 Innovate Investing in R&D at Scepter; other companies to follow Expand Find next market segment to expand safety and efficiency offering Niche Market Focus

How We Win: Changing The Operating Model Investing ≈$10M to reduce the operating footprint Annual savings of approximately $10M Material Handling Consolidation of factory footprint across several businesses Strategic sourcing partners to produce certain volume Focus in-house on high value products Complete by Q4 2017 Myers Industries corporate Reduced headcount by 15% - completed in Q4 2016 Amended and extended loan agreement Similar terms to prior agreement with 3 year extension Filling M&A pipeline Market segments less than $1B Low exposure to customer capital spending Asset light business model Strong Cash Flow Growth Flexible Operations

Long-Term Financial Targets Financial Targets 2016 2018 2020 Adj. Op Inc. Margin 5% >8% >10% Free Cash Flow*/Sales 4% >7% >9% Working Capital/Sales 8% <9% <9% Leverage Ratio 2.9 <2.0 <2.0 Adj. EBITDA $64MM >$70MM >$80MM *Free cash flow calculated as cash flow from continuing operations less capital expenditures

Q&a

Appendix

Q4 Financial Summary – GAAP Gross Profit declined $4.3MM, 120 bps Lower sales volume One-time costs $0.5MM lower YOY due to prior year restructuring Net Sales declined 6.6% vs. prior year; 7.3% at constant currency Material Handling down $5.8MM (6.2%) Distribution down $3.0MM (7.3%) SG&A declined $3.3MM Cost reductions at both the segment and corporate level One-time costs $1.4MM lower YOY % Sales 27.0% 27.6% % Sales 27.7% 28.9% % Sales 0.7% 1.3% Reflects results from continuing operations; In $millions except per-share figures Operating Income declined $0.9MM Lower Gross Profit $4.3MM Favorable SG&A $3.3MM

Q4 Financial Summary – Adjusted (Non-GAAP) Adj. Gross Profit declined $4.8MM, 160 bps Lower sales volume Operational inefficiencies due mostly to lower sales volume Net Sales decline of 6.6%; 7.3% at constant currency Material Handling down $5.8MM driven by lower Agriculture sales Distribution down $3.0MM due to lower sales of equipment and retread products Adj. SG&A declined $1.9MM Cost reductions at both the segment and corporate level See appendix for reconciliations from GAAP to adjusted results % Sales 26.3% 25.9% % Sales 27.7% 29.3% % Sales 1.5% 3.4% Reflects results from continuing operations; In $millions except per-share figures Adj. Operating Income declined $2.8MM Lower Gross Profit $4.8MM Favorable SG&A $1.9MM

Q4 Segment Results Material Handling Distribution Adjusted $4.2 $9.7 $3.0 $2.9 GAAP Adjusted GAAP Net sales declined 7.3% Lower sales of equipment and retread products Increased sales of industrial products Net sales declined 6.2%; 7.2% at constant currency Continued decline in Agriculture sales Strong Food & Beverage sales in Brazil Growth in Vehicle market due to increased sales to the recreational vehicle market Adj. operating income declined $5.5MM Lower volume and an unfavorable mix due to decreased Agriculture sales Operational inefficiencies due to lower sales volumes partially offset by SG&A reductions Adj. operating income increased $0.1MM Lower sales volume offset by a positive mix of supplies vs. equipment Reflects results from continuing operations; In $millions except per-share figures

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONSOLIDATED GROSS PROFIT (UNAUDITED) (Dollars in thousands) Note on Reconciliation of Income and Earnings Data: Gross profit excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities. Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP. The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.   December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Gross profit as reported 36,015 $ 40,254 $ 164,640 $ 178,278 $ Restructuring expenses and other adjustments in cost of sales Material Handling segment 22 563 22 1,620 Distribution segment - - - - Gross profit as adjusted 36,037 $ 40,817 $ 164,662 $ 179,898 $ Quarter Ended For the Twelve Months Ended

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES CONSOLIDATED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED) (Dollars in thousands) Note on Reconciliation of Income and Earnings Data: Selling, general and administrative expenses excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that selling, general and administrative expenses excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses selling, general and administrative expenses excluding these items as well as other financial measures in connection with its decision-making activities. Selling, general and administrative expenses excluding these items should not be considered in isolation or as a substitute for selling, general and administrative expenses prepared in accordance with GAAP. The Company's method for calculating selling, general and administrative expenses excluding these items may not be comparable to methods used by other companies.   December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Selling, general and administrative expenses as reported 35,128 $ 38,430 $ 138,598 $ 147,417 $ Restructuring expenses and other adjustments in selling, general and administrative expenses Material Handling segment (788) (972) 1,255 1,345 Distribution segment - (312) - (507) Corporate (186) (1,059) (4,352) (4,830) Selling, general and administrative expenses as adjusted 34,154 $ 36,087 $ 135,501 $ 143,425 $ Quarter Ended For the Twelve Months Ended

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in thousands, except per share data)

	Quarter Ended December 31,		Year Ended December 31,	
	2016	2015	2016	2015
Material Handling				
Operating income as reported	$ 3,431	$ 8,140	$ 29,583	$ 49,762
Litigation reserve reversal	-	-	-	(3,010)
Asset impairments	-	-	9,874	-
Reduction to contingent liability	-		(2,335)	
Restructuring expenses and other adjustments	810	1,535	1,102	3,285
Operating income as adjusted	4,241	9,675	38,224	50,037
Distribution				
Operating income as reported	3,031	2,557	12,834	16,114
Restructuring expenses and other adjustments	-	312	-	507
Operating income as adjusted	3,031	2,869	12,834	16,621
Corporate Expense				
Corporate expense as reported	(5,575)	(8,873)	(26,249)	(35,015)
CFO severance related costs	-	-	2,011	-
Environmental reserve	-	200	2,155	1,466
Professional, legal fees and other adjustments	186	859	186	3,364
Corporate expense as adjusted	(5,389)	(7,814)	(21,897)	(30,185)
Continuing Operations				
Operating income as reported	887	1,824	16,168	30,861
Total of all adjustments above	996	2,906	12,993	5,612
Operating income as adjusted	1,883	4,730	29,161	36,473
Interest expense, net	(2,086)	(2,100)	(8,173)	(8,999)
Income (loss) before taxes as adjusted	(203)	2,630	20,988	27,474
Income tax expense*	76	(939)	(7,871)	(9,808)
Income (loss) from continuing operations as adjusted	$ (127)	$ 1,691	$ 13,117	$ 17,666
Adjusted earnings (loss) per diluted share from continuing operations	$ (0.00)	$ 0.06	$ 0.44	$ 0.57

*Income taxes are calculated using the normalized effective tax rate for each year. The normalized rate used in 2016 is 36% and the normalized rate used in 2017 is 37.5%.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items above in the text of this presentation and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above using GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for income (loss) prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.
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Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
COMBINED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands)

	Quarter Ended				Year Ended
	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Dec-15
Net Income as Reported Continuing Operations	$ 2,622	$ 10,925	$ 631	$ (125)	$ 14,053
Add: tax expense	1,392	6,350	218	(151)	7,809
Add: net interest expense	2,702	2,467	1,730	2,100	8,999
Add: depreciation	6,489	6,801	5,926	5,496	24,712
Add: amortization	2,638	2,641	2,575	2,413	10,267
EBITDA	15,843	29,184	11,080	9,733	65,840
Add: one-time unusual charges	1,950	(2,561)	3,317	2,906	5,612
EBITDA as Adjusted	17,793	26,623	14,397	12,639	71,452

	Quarter Ended				Year Ended
	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16
Net Income as Reported Continuing Operations	$ (3,336)	$ 5,684	$ 424	$ (1,247)	$ 1,525
Add: tax expense	2,446	3,429	547	48	6,470
Add: net interest expense	2,019	2,053	2,015	2,086	8,173
Add: depreciation	6,000	6,283	6,182	6,142	24,607
Add: amortization	2,499	2,482	2,447	2,430	9,858
EBITDA	9,628	19,931	11,615	9,459	50,633
Add: one-time unusual charges	10,556	544	897	996	12,993
EBITDA as Adjusted	20,184	20,475	12,512	10,455	63,626

Note on Reconciliation of Income and Earnings Data: EBITDA as adjusted is a financial measure that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA as adjusted provides useful information regarding a company's operating profitability. Management uses EBITDA as adjusted as well as other financial measures in connection with its decision-making activities. EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating EBITDA as adjusted may not be comparable to methods used by other companies.

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